Exhibit 99.1

US Airways Group, Inc. Investor Roadshow November 6-8, 2007

Forward-Looking Statements Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" and similar terms used in connection with statements regarding the outlook of US Airways Group (the "Company"), expected fuel costs, the revenue and pricing environment, and expected financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the combined companies' plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause the Company's actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the Company to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants); the ability of the Company to maintain adequate liquidity; the impact of changes in fuel prices; the impact of economic conditions; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the Company to attract and retain customers; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; the impact of the resolution of remaining claims in US Airways Group's Chapter 11 proceedings; the ability of the Company to fund and execute its business plan following the Chapter 11 proceedings and the merger; and other risks and uncertainties listed from time to time in the Company's reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and in the filings of the Company with the SEC, which are available at www.usairways.com.

Nationwide Route Network 52 International Destinations (Europe, Mexico and Caribbean) New Service to: Athens, Greece Brussels, Belgium Zurich, Switzerland Over 200 U.S. Cities Tentative Award of 2009 Route to China, Applying for Right to fly to Colombia AVP ELM ABE ALB AVL BDL BOS BTV BUF BWI CAE CAK CHS CLE CLT CMH DAY DCA GSO HPN IAD ILM LGA MCI MDT MHT ORF PHL PWM RDU RIC ROC SYR YUL YYZ DTW PIT ABE ALB AVL BDL BTV BWI CAE CAK CHA CHS CLE CLT CRW DAY DCA ERI GSO GSP HPN HSV IAD ILM ITH LGA MDT MHT ORF PHL RDU RIC ROA ROC SYR TYS YUL CAK ERI PHF CVG ILM BGM YOW LIT SCE ATL BGR BHM BNA IND JAN EVV EWR GNV MEM MGM MKE MOB SDF SRQ STL XNA JAX SAV GRR IAH ARN DUB GLA SNN BCN MXP LIS VCE BRU ZRH ATH MRY YYC YVR SNA PSP YUM OGG SJD PVR LIH MZT SJC HNL HII HMO GYM GDL AUS BOI SEA ABQ ANC ASE BFL BIL BUR CLD COS DRO DSM ELP EUG FAT FCA FLG FMN GEG GJT ICT IGM PRC RNO SBA SBP SLC SMF TUS MFR OAK OMA ONT PDX SAT KOA TEX YEG STT MEX GCM SXM CUN NAS FCO MAN ORD SDQ ABE ALB ATL AVP BDA BDL BHM BNA BOS BTV BUF BWI CAE CAK CDG CHS CLE CLT CMH DCA DEN DFW DTW EWR FLL FRA GSO IAD IAH ILM IND JAX LAS LAX LGA LGW LWB MAD MBJ MCI MCO MDT MEM MHT MIA MKE MSP MSY MUC MYR ORF PBI PHL PHX PIT PNS PVD RDU RIC ROC RSW SAN SAV SEA SFO SJU SRQ SYR TPA YUL YYZ AMS AUA FPO BGI CZM BZE PLS PUJ SJO MGW BOS LEB AOO ISP RKD PIT ABE ALB AVL AVP BDL BTV BUF BWI CAE CAK CHA CHS CLE CLT CMH CRW DAY DCA ELM ERI FAY GSO GSP HPN HSV IAD ILM ITH LEX LGA LWB MCO MDT MHT MIA ORF PBI PHL PNS PVD PWM RDU RIC ROA ROC SYR TPA TRI TYS YUL OGS MSS HVN CAK ERI ACK MVY ART BFD FKL JHW LBE DUJ JST HYA AUG BHB RKD PHF SBY CHO CVG SHD HGR HTS LYH CKB LNS FLO EWN ILM OAJ PGV AHN AGS BLF BKW HHH PNS PFN EYW SWF BGM MHH ELH YOW LIT VPS IPT SCE GCK DDC HYS GBD MHK ABE ALB AVL AVP BDL BOS BTV BUF BWI CAE CAK CHS CLE CLT CMH DAY DCA GSO HPN IAD ILM LGA LWB MCI MCO MDT MHT MIA ORF PBI PHL PNS PVD PWM RDU RIC ROC SYR TPA YUL YYZ SLN PQI

US Airways- Star Alliance Membership

Investment Considerations Strong Company Performance Major Integration Milestones Completed Well Positioned for Future Success

Strong Financial Performance YTD pretax income (excluding special items) of $485 million Consolidated unit revenue (PRASM) growth of 3.0 percent YTD Unit costs (CASM) have grown to improve operation, but still relatively low versus competition Cash balance high and growing Total cash of $3.1 billion, $2.7 billion unrestricted Strategic refinancing has resulted in low debt amortization through 2014 Note: See appendix for GAAP / non-GAAP reconciliation

LUV NWA ALK LCC AAI DAL CAL UAUA AMR JBLU 0.084 0.08 0.073 0.054 0.053 0.051 0.048 0.046 0.036 0.021 US Airways YTD Pretax Margin Comparative YTD Pretax Margins (excluding special items) Mainline Carriers Low Cost Carriers Source: Company SEC filings and press releases * Special items include (mil) : Merger related transition expense $83, unrealized gain on fuel hedging instruments ($128), non-cash tax provision from pre-acquisition NOL $10, other $9

Operational Improvement Plan Heightened focus on operational reliability Hired Chief Operating Officer - Robert Isom Schedule changes / Four additional operational spare aircraft Lengthened operating day by 30 minutes in PHL and CLT Added 20 minutes per turn on average to turns in ORD, EWR, BOS-PHL, and the Shuttle Increased airport staffing Hired more than 1,000 airport personnel throughout system Continue to enhance reservation system Improve kiosk technology - 600 new Kiosks

Operational Performance Has Rebounded * October Industry Average based on informal reporting amongst 8 carriers * Industry Average is for comparable majors Rank

US Airways Strong CASM Position vs. Network Carriers Source: Company Press Releases and SEC filings Note: CASM is stage-length adjusted to US Airways' stage-length, and excludes special items Q307 Stage-Length Adjusted CASM Ex Fuel & Special Items (cts) CAL UAUA AMR DAL LCC NWA 9.35 9.35 8.97 7.79 7.68 7.47

Major Integration Milestones Recently Completed Merged to one FAA operating certificate in September Single maintenance programs Common pilot and flight attendant training / procedures Single set of "best practice" operating manuals Last of major systems integrations completed successfully Flight operating system - September Maintenance materials system - October

Integration Update - Labor Completed Passenger Service Dispatch Flight Simulator Engineers Flight Crew Training Instructors In Negotiations Pilots - Company offered comprehensive proposal in May 2007; ALPA working to resolve internal seniority issues. Flight Attendants - Negotiations underway and reached tentative agreements on 8 sections of single agreement. Fleet Service - Tentative agreement not ratified. Negotiations on hold pending arbitration on change in control grievance. Mechanics - Negotiations for single agreement on hold; expected to resume after change in control grievance decision.

Operations: "Back to Basics" Successful completion of integration milestones allows US Airways to return its operational focus to key customer needs: Reliability Convenience Appearance

Putting The Customer First Enhance the onboard experience Upgrade domestic First Class and Coach meals beverage selections Upgrade transatlantic Envoy class product: Food, wine, seats, pillows/blankets, amenities Testing of cashless cabin handheld devices in Jan. '08 Begin testing new In-flight entertainment system in early 2008 $50 million aircraft appearance initiative underway Refurbish interior of nearly 300 mainline aircraft Will create common interior branding and upgrade worn materials All leather seats throughout coach cabin Increase flexibility for Preferred Dividend Miles members Waived $25 standby fee for Preferred members

Fleet Renewal Plan Recently announced order for 92 new Airbus aircraft to replace older B737 and B767 fleet 60 narrowbody A320 family aircraft, deliveries to begin in 2010 10 A330-200 widebody aircraft, deliveries to begin in 2009 22 A350-XWB aircraft, deliveries to begin in 2014 Significant pilot and operational efficiencies contribute to reduced costs By 2012, more than 80 percent of total fleet will be A320 family aircraft

Industry: Unprecedented Response to Declining RASM Month 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/1/2007 2/1/2007 3/1/2007 4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 RASM 8.3 14 11.7 13.8 13.9 14.9 21.6 15.3 20 18.2 17.8 15 13.2 8.2 8.6 6 2.9 0.1 -0.7 2.3 -0.9 0.7 1.4 2.6 7.7 3.9 CAPACITY -0.4 -0.1 -3.5 -2.3 -3.6 -2 -6.1 -4.3 -4.1 -4.9 -4.7 -4.6 -3.4 -2.5 -1.4 -2.4 -1.3 0.3 -0.9 -1.6 -1.8 -1.4 -2.6 -2.2 -2.5 -2.2 YOY Change in Industry Capacity versus Consolidated RASM

Management Committed to Maximizing Shareholder Value Strong proponents of industry consolidation America West / US Airways merger has created billions of dollars of shareholder value Rejected by Delta creditors in hostile bid Bias for action Investigating other shareholder initiatives such as spin-off of frequent flier plan

Track Record of Creating Shareholder Value AWA / LCC CAL AMR AAI S&P 500 ALK LUV JBLU UAL DAL NWA U 5.26 3.74 3.48 1.53 0.67 0.09 -0.06 -0.25 -1 -1 -1 -1 Total Shareholder Return (November 1, 2002 - November 1, 2007) Note: Shares of UAL, DAL, U, and NWA were cancelled in bankruptcy; AWA was adjusted to LCC equivalent price

Summary - Investment Consideration Strong Company Performance Top-tier financial results Operational integrity restored Major Integration Milestones Completed FAA certification All major systems converted Well Positioned for Future Success "Back to Basics" Industry less cyclical Management committed to maximizing shareholder value

Appendix

GAAP to Non-GAAP Reconciliation

GAAP to Non-GAAP Reconciliation